UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 23, 2021

SC Health Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-38972	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Robinson Road #10-00 Singapore	068900
(Address of principal executive offices)	(Zip Code)

+65 6438 1080
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one half of one warrant	SCPE.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SCPE	New York Stock Exchange LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCPE WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, Ms. Hwei Lynn Lau gave notice to Angelo John Coloma, the Chief Executive Officer of SC Health Corporation, a Cayman Islands exempted company (the “Company”), that she intends to resign from her position as the Company’s Chief Financial Officer, effective immediately. Ms. Lau has served as the Company’s Chief Financial Officer since September 2018.

Ms. Lau’s decision to resign from her position as Chief Financial Officer is not related to any disagreement with the Company's management on any matter related to the Company's operations, policies or practices.

On February 24, 2021, the Company’s Board of Directors (the “Board”) appointed Mr. Eric Teo, age 42, as the Chief Financial Officer of the Company, effective February 24, 2021.

Mr. Teo is the Chief Operations Officer and Chief Financial Officer designate for SIN Capital Group Pte Ltd (“SIN Capital”). Prior to SIN Capital, he spent close to three years with Fullerton Healthcare Corporation and held various positions during that period. These include country Chief Financial Officer, Group Finance Director and the latest as Executive Vice President, Group Operations and Strategic Projects. Before Fullerton Healthcare, Mr. Teo was a financial controller with an investment management company, Arisaig Partners. Earlier in his career, Mr. Teo was a senior manager with Ernst & Young, Financial Services practice.

Mr. Teo has no family relationships with any current director, director nominee, or executive officer of the Company, and there are no transactions or proposed transactions, to which the Company is a party, or intended to be a party, in which Mr. Teo has, or will have, a material interest subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SC Health Corporation

Date: February 24, 2021	By:	/s/ Angelo John Coloma
	Name:	Angelo John Coloma
	Title:	Chief Executive Officer